                                                                      EXHIBIT 99


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 11-K


(Mark One)

[X] ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)


For the year ended December 31, 1996

                                       OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (NO FEE REQUIRED)

For the transition period from _________________ to __________________


                         Commission file number 0-12771


                        TRANSCORE RETIREMENT SAVINGS PLAN
                            (full title of the plan)

                 Science Applications International Corporation
                            10260 Campus Point Drive
                           San Diego, California 92121

               (Name of issuer of the securities held pursuant to the plan and the address of its principal executive offices)

        Registrant's telephone number, including area code (619) 546-6000

           Notices and communications from the Securities and Exchange Commission relative to this report should be forwarded to:

                                 Nancy C. Martin
                                    TransCore
                                7611 Derry Street
                         Harrisburg, Pennsylvania 17111
                                 (717) 561-2400

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the Plan) have duly caused this annual report to be signed by the undersigned hereunto duly authorized.


                                             TRANSCORE RETIREMENT SAVINGS
                                             PLAN




Date:    June 26, 1997                       By:  /s/ NC MARTIN
     ----------------------------               ------------------------
                                                 Nancy C. Martin
                                                 Assistant Secretary

                              TRANSCORE RETIREMENT
                                  SAVINGS PLAN

                                FINANCIAL REPORT

                                DECEMBER 31, 1996

                                 C O N T E N T S


                                                                           Page
                                                                           ----
INDEPENDENT AUDITOR'S REPORT
  ON THE FINANCIAL STATEMENTS AND
  SUPPLEMENTARY INFORMATION                                                  1

FINANCIAL STATEMENTS

  Statements of net assets available for benefits                          2-5
  Statements of changes in net assets available for benefits               6-9
  Notes to financial statements                                           10-14

SUPPLEMENTARY INFORMATION

   Schedule of assets held for investment purposes                          15
   Schedule of reportable transactions, series of security transactions of the same issue in excess of five percent of the fair value of
     plan assets                                                            16

                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
TransCore Retirement Savings Plan
Harrisburg, Pennsylvania


         We have audited the accompanying statements of net assets available for benefits of TransCore Retirement Savings Plan (formerly Syntonic Technology, Inc. Retirement Savings Plan) as of December 31, 1996 and 1995, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.


         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


         In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1996 and 1995, and the changes in net assets available for benefits for the years then ended in conformity with generally accepted accounting principles.


         Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of Assets Held For Investment Purposes and Reportable Transactions are presented for the purpose of additional analysis and are not a required part of the basic financial statements, but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The supplemental schedules have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.



                                                  BEARD & COMPANY, INC.
Harrisburg, Pennsylvania
June 23, 1997

TRANSCORE RETIREMENT SAVINGS PLAN
STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS


-------------------------------------------------------------------------------
December 31, 1996
-------------------------------------------------------------------------------


                                                                                                      PARTICIPANT DIRECTED
                                                   -----------------------------------------------------------------------
                                                                                                     MONEY
                                                   SHORT-TERM                          LONG-TERM    MARKET      WELLESLEY
                                                    FEDERAL              GNMA          CORPORATE     PRIME       INCOME
                                                   PORTFOLIO           PORTFOLIO       PORTFOLIO   PORTFOLIO      FUND
                                                  ------------------------------------------------------------------------
                      ASSETS

Investments, at fair value:
        Shares of registered investment
               companies:
               Vanguard Mutual Funds               $ 114,064         $ 142,664       $ 895,224    $ 662,276     $ 394,655
        Science Applications International
               Corporation Class A Common Stock            -                 -               -            -             -
        Participant notes receivable                       -                 -               -            -             -
                                                   -----------------------------------------------------------------------

                      Total investments              114,064           142,664         895,224      662,276       394,655

Contributions receivable                                   -                 -               -            -             -
                                                   -----------------------------------------------------------------------

                      Net assets available for
                             benefits              $ 114,064         $ 142,664       $ 895,224    $ 662,276     $ 394,655
                                                   =======================================================================






-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------

                    INDEX                    INTERNATIONAL
 WELLINGTON          500        WINDSOR II      GROWTH       PARTICIPANT     SAIC
    FUND          PORTFOLIO        FUND        PORTFOLIO        NOTES       STOCK             TOTAL
-------------------------------------------------------------------------------------------------------

  $2,038,251      $637,352      $930,975        $510,143       $      -    $        -      $6,325,604

           -             -             -               -              -     1,681,467       1,681,467
           -             -             -               -         78,618             -          78,618
-------------------------------------------------------------------------------------------------------

   2,038,251       637,352       930,975         510,143         78,618     1,681,467       8,085,689

           -             -             -               -              -             -               -
-------------------------------------------------------------------------------------------------------


  $2,038,251      $637,352      $930,975        $510,143        $78,618    $1,681,467      $8,085,689
=======================================================================================================


See Notes to Financial Statements.

TRANSCORE RETIREMENT SAVINGS PLAN
STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS (CONTINUED)


--------------------------------------------------------------------------------------------------------------------------
December 31, 1995
--------------------------------------------------------------------------------------------------------------------------

                                                                                                   Participant Directed
                                                   -----------------------------------------------------------------------
                                                                                                 Money
                                                      Short-Term                 Long-Term       Market       Wellesley
                                                        Federal       GNMA       Corporate        Prime        Income
                                                       Portfolio    Portfolio    Portfolio      Portfolio       Fund
                                                   -----------------------------------------------------------------------

                      ASSETS

Investments, at fair value:
        Shares of registered investment
               companies:
               Vanguard Mutual Funds                $  109,334     $  121,694     $1,023,515     $  647,366     $  469,150
        Science Applications International
               Corporation Class A Common Stock              -              -              -              -              -
        Participant notes receivable                         -              -              -              -              -
                                                    ----------------------------------------------------------------------

                      Total investments                109,334        121,694      1,023,515        647,366        469,150

Contributions receivable                                 2,037          3,106          8,592          9,855          6,690
                                                    ----------------------------------------------------------------------

                      Net assets available for
                             benefits               $  111,371     $  124,800     $1,032,107     $  657,221     $  475,840
                                                    ======================================================================





---------------------------------------------------------------------------------------------------------------------------

                                                                                   Nonparticipant Directed
---------------------------------------------------------------------------------------------------------------------------

                     Index                         International
 Wellington           500          Windsor II          Growth              Participant     SAIC
    Fund           Portfolio          Fund           Portfolio                Notes        Stock                   Total
-------------------------------------------------------------------------------------------------------    ----------------

 $  1,756,237     $  305,093      $  416,234      $   314,832            $         -     $         -           $  5,163,455

            -              -               -                -                      -         838,395                838,395
            -              -               -                -                 59,332               -                 59,332
------------------------------------------------------------------     ----------------------------------    --------------

    1,756,237        305,093         416,234          314,832                 59,332         838,395              6,061,182

       16,289          7,805          11,221            5,937                      -               -                 71,532
------------------------------------------------------------------     ----------------------------------    --------------


 $  1,772,526     $  312,898      $  427,455      $   320,769            $    59,332     $   838,395           $  6,132,714
==================================================================     ==================================    ==============



See Notes to Financial Statements.

TRANSCORE RETIREMENT SAVINGS PLAN
STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS



-----------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1996
-----------------------------------------------------------------------------------------------------------------------

                                                                                               PARTICIPANT DIRECTED
                                                   --------------------------------------------------------------------
                                                                                              MONEY
                                                    SHORT-TERM                LONG-TERM       MARKET        WELLESLEY
                                                      FEDERAL       GNMA      CORPORATE       PRIME          INCOME
                                                     PORTFOLIO    PORTFOLIO   PORTFOLIO     PORTFOLIO         FUND
                                                   --------------------------------------------------------------------

Additions to net assets attributed to:
        Investment income:
               Net appreciation (depreciation) in
                      fair value of investments    $  (1,413)    $ (2,399)     $ (77,531)    $      -     $   (1,409)
               Interest                                    -            -              -            -              -
               Dividends                               6,672        9,130         83,583       34,155         34,908
                                                   -------------------------------------------------------------------

                                                       5,259        6,731          6,052       34,155         33,499
                                                   -------------------------------------------------------------------

        Contributions:
               Participants                           22,507       23,944         75,819      125,184         56,321
               Employer                                5,720        6,997         22,700       26,598         14,857
                                                   -------------------------------------------------------------------

                                                      28,227       30,941         98,519      151,782         71,178
                                                   -------------------------------------------------------------------

                      Total additions                 33,486       37,672        104,571      185,937        104,677

Benefits paid to participants                         (3,444)      (4,081)       (21,803)     (19,738)       (19,297)
Interfund transfers/forfeitures                      (27,349)     (15,727)      (219,651)    (161,144)      (166,565)
                                                   -------------------------------------------------------------------

                      Net increase (decrease)          2,693       17,864       (136,883)       5,055        (81,185)

Net assets available for benefits:
        Beginning                                    111,371      124,800      1,032,107      657,221        475,840
                                                   -------------------------------------------------------------------

        Ending                                     $ 114,064     $142,664      $ 895,224     $662,276     $  394,655
                                                   ===================================================================




------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------

                   INDEX                      INTERNATIONAL
 WELLINGTON         500           WINDSOR II     GROWTH        PARTICIPANT      SAIC
   FUND          PORTFOLIO         FUND         PORTFOLIO        NOTES         STOCK         TOTAL
------------------------------------------------------------------------------------------------------

$   123,401    $    84,223    $    83,202    $    32,339    $         -    $   229,729    $   470,142
          -              -              -              -          5,793              -          5,793
    156,599         12,207         58,631         21,305              -              -        417,190
------------------------------------------------------------------------------------------------------

    280,000         96,430        141,833         53,644          5,793        229,729        893,125
------------------------------------------------------------------------------------------------------


    215,092        163,731        225,179        100,429              -         72,695      1,080,901
     42,713         26,851         37,375         17,139              -          7,138        208,088
------------------------------------------------------------------------------------------------------

    257,805        190,582        262,554        117,568              -         79,833      1,288,989
------------------------------------------------------------------------------------------------------

    537,805        287,012        404,387        171,212          5,793        309,562      2,182,114

    (80,035)       (10,037)       (15,685)        (8,983)        (9,083)       (36,953)      (229,139)
   (192,045)        47,479        114,818         27,145         22,576        570,463              -
------------------------------------------------------------------------------------------------------

    265,725        324,454        503,520        189,374         19,286        843,072      1,952,975


  1,772,526        312,898        427,455        320,769         59,332        838,395      6,132,714
------------------------------------------------------------------------------------------------------

$ 2,038,251    $   637,352    $   930,975    $   510,143    $    78,618    $ 1,681,467    $ 8,085,689
======================================================================================================



See Notes to Financial Statements.

TRANSCORE RETIREMENT SAVINGS PLAN
STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS (CONTINUED)


-------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1995
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Participant Directed
                                                        -----------------------------------------------------------------------
                                                                                                          Money
                                                         Short-Term                     Long-Term         Market     Wellesley
                                                           Federal         GNMA          Corporate        Prime       Income
                                                          Portfolio      Portfolio       Portfolio      Portfolio      Fund
                                                        -----------------------------------------------------------------------

Additions to net assets attributed to:
        Investment income:
               Net appreciation in fair value of
                      investments                      $     5,614    $     7,632    $   144,598      $       -      $  59,407
               Interest                                          -              -              -              -              -
               Dividends                                     6,808          7,047         63,803         35,028         27,481
                                                        -----------------------------------------------------------------------

                                                            12,422         14,679        208,401         35,028         86,888
                                                        -----------------------------------------------------------------------

        Contributions:
               Participants                                 23,779         31,454         90,127        108,784        131,206
               Employer                                      6,213          8,683         26,575         30,164         20,214
                                                        -----------------------------------------------------------------------

                                                            29,992         40,137        116,702        138,948        151,420
                                                        -----------------------------------------------------------------------

                      Total additions                       42,414         54,816        325,103        173,976        238,308

Benefits paid to participants                                    -              -        (37,771)      (106,875)       (11,924)
Interfund transfers/forfeitures                            (31,957)          (793)       (29,197)        (3,029)        (2,350)
                                                        -----------------------------------------------------------------------

                      Net increase                          10,457         54,023        258,135         64,072        224,034

Net assets available for benefits:
        Beginning                                          100,914         70,777        773,972        593,149        251,806
                                                        -----------------------------------------------------------------------

        Ending                                         $   111,371    $   124,800    $ 1,032,107      $ 657,221      $ 475,840
                                                       ========================================================================




----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

                                                               Nonparticipant Directed
--------------------------------------------------------   ----------------------------

                   Index                       International
Wellington          500           Windsor II     Growth      Participant     SAIC
  Fund           Portfolio         Fund         Portfolio       Notes         Stock         Total
--------------------------------------------------------    -------------------------    ------------

$   316,512    $    51,348    $    55,421    $    28,933    $         -   $   152,845    $   822,310
          -              -              -              -          3,449             -          3,449
     83,361          5,825         23,186          8,380              -             -        260,919
--------------------------------------------------------    -------------------------    -----------

    399,873         57,173         78,607         37,313          3,449       152,845      1,086,678
--------------------------------------------------------    -------------------------    -----------


    217,287        130,347        159,178         86,234              -             -        978,396
     43,655         21,592         26,274         20,758              -             -        204,128
--------------------------------------------------------    -------------------------    -----------

    260,942        151,939        185,452        106,992              -             -      1,182,524
--------------------------------------------------------    -------------------------    -----------

    660,815        209,112        264,059        144,305          3,449       152,845      2,269,202

    (56,172)       (21,126)        (9,370)       (14,686)             -       (46,686)      (304,610)
     17,946         22,623         27,156        (14,344)        13,945             -              -
--------------------------------------------------------    -------------------------    -----------

    622,589        210,609        281,845        115,275         17,394       106,159      1,964,592


  1,149,937        102,289        145,610        205,494         41,938       732,236      4,168,122
--------------------------------------------------------    -------------------------    -----------

$ 1,772,526    $   312,898    $   427,455    $   320,769    $    59,332   $   838,395    $ 6,132,714
========================================================    =========================    ===========



See Notes to Financial Statements.

TRANSCORE RETIREMENT SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS


1
--------------------------------------------------------------------------------
ORGANIZATION AND DESCRIPTION OF THE PLAN

         The TransCore Retirement Savings Plan (formerly Syntonic Technology, Inc. Retirement Savings Plan) (the Plan) was established to provide retirement benefits and additional incentives to eligible employees and is subject to the Employee Retirement Income Security Act of 1974 (ERISA). The following description provides only general information. Participants should refer to the Plan agreement for a more complete description of the Plan's provisions.

         Eligibility:

                  The Plan covers all employees, other than temporary employees, who were hired on or before April 1, 1986 and all employees, other than temporary employees or those covered by a collective bargaining agreement, hired after April 1, 1986 who have been employed for at least one year and have a minimum of 1,000 hours of service.

         Contributions:

                  Any eligible employees who are not "highly compensated employees" within the meaning of Section 411(q) of the Internal Revenue Code of 1986 may elect to deduct up to 15% of their compensation. Highly compensated employees may contribute up to 10% of their compensation, however, the percentage may be restricted to comply with Internal Revenue Service mandated discrimination tests. The Company will match, at a minimum, 50% of the first 4% of employee contributions for members in employment of the Company. At the discretion of the Board of Directors, the Company may make additional matching or profit-sharing contributions. Eligible members must be employed by the Company on the last day of the Plan year to receive profit-sharing contributions.

         Vesting:

                  A member's vested percentage in the matching contributions account and the profit-sharing contribution account is as follows:

                                                                  Vested
                            Years of Service                    Percentage
            --------------------------------------------       -------------

            Less than one year                                       0
            After one year, but less than two years                 20
            After two years, but less than three years              40
            After three years, but less than four years             60
            After four years, but less than five years              80
            After five years                                       100

TRANSCORE RETIREMENT SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS




1
--------------------------------------------------------------------------------
ORGANIZATION AND DESCRIPTION OF THE PLAN (CONTINUED)

         Plan amendments:

              There were no amendments to the Plan during 1995.

              The following amendments were made to the Plan during 1996 and 1997 with effective dates as follows:

                  Effective January 1, 1996, the employer shall make an additional matching contribution for any member who contributed 4% or more of his/her compensation but whose matching contribution for such year would be less than 2% because the member reached the limits on member contributions under Section 401(k). The additional matching contribution credited to the participants' account will be such that the total matching contribution shall be 2% of his compensation.

                  Effective January 1, 1996, voluntary after-tax contributions are no longer permitted.

                  Effective July 1, 1996, Plan participants may select SAIC stock as an investment option. Participants were granted a one-time option to reallocate up to the lesser of 50% or $100,000 of their existing account balance into SAIC stock.

                  Effective July 1, 1996, in the event of an acquisition by the employer of a company or business unit, the period of service of employees of such company or business unit shall not include service with such company or business unit except to the extent the Board of Directors, President or Chief Operating Officer of the plan sponsor shall determine, and such determination may be only for purposes of eligibility or may also include credit for vesting purposes.

                  Effective January 1, 1997, employees who meet the eligibility criteria may enter the plan on the first day of that payroll period rather than the first day of the quarter following the date the eligibility criteria are met.

                  Effective June 1, 1997, the name of the Plan was changed to TransCore Retirement Savings Plan.

TRANSCORE RETIREMENT SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS


1
--------------------------------------------------------------------------------
ORGANIZATION AND DESCRIPTION OF THE PLAN (CONTINUED)

         Forfeitures:

                  A member's vested accrued benefit, as defined, is determined as of the date employment is terminated. The nonvested portion of the member's profit-sharing contribution account is forfeited at the end of the Plan year in which termination occurs and is reallocated as additional profit-sharing contributions. The nonvested portion of the member's matching contribution account is forfeited at the member's date of termination and is used to reduce future employer contributions.

         Payment of benefits:

                  Benefits are generally payable in a lump sum as of the retirement date or, at the employee's request, a later date not beyond the date employee reaches age 70-1/2. Benefits are also payable in the event of disability, death, termination of service or certain hardship cases.

         Tax status:

                  The Plan obtained its latest determination letter on March 24, 1994 in which the Internal Revenue Service stated that the Plan, as then designed, was in accordance with the applicable requirements of the Internal Revenue Code. The Plan has been amended since receiving the determination letter. However, the Plan Administrator and the Plan's tax counsel believe that the Plan is currently designed and being operated in compliance with the applicable requirements of the Internal Revenue Code.

         Loans:

                  Members vested in the Plan may be eligible to borrow from their vested accrued benefits. All approved loans require the member to pledge the vested portion of his account as collateral. The loan must be repaid in regular installments deducted from the member's paycheck over a period not to exceed five years.

         Estimates:

                  The preparation of financial statements in conformity with generally accepted accounting principles requires the Plan Administrator to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

TRANSCORE RETIREMENT SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS


2
--------------------------------------------------------------------------------
SIGNIFICANT ACCOUNTING POLICIES

         Investments in the Vanguard mutual funds are valued at quoted market prices. The fair value of the Science Applications International Corporation Class A Common Stock was determined by independent appraisal using an appropriate valuation methodology. Participant notes receivable are carried at their unpaid principal balance which approximates fair value.

         Investment income is recorded as earned on an accrual basis.

         Substantially all of the administrative expenses are paid by the Company. A portion of the additional administrative and loan processing fees are paid by Plan participants with outstanding loans.


3
--------------------------------------------------------------------------------
PLAN TERMINATION

         Although it has not expressed any intent to do so, the Company has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions of ERISA.


4
--------------------------------------------------------------------------------
NOTES RECEIVABLE

         Collateralized loans made to employees vested in the Plan, bearing interest ranging from 7.4% to 12.0% per annum, were $ 78,618 and $59,332 at December 31, 1996 and 1995 respectively.

TRANSCORE RETIREMENT SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS


5
--------------------------------------------------------------------------------
INVESTMENTS

         The following investments represent 5% or more of net assets available for benefits as of December 31, 1996:

                                                                                  Fair Value
                                                                                -------------

          Vanguard Long-Term Corporate                                           $    895,224
          Vanguard Money Market Reserves                                              662,276
          Vanguard Wellington Fund                                                  2,038,251
          Vanguard Index 500 Portfolio                                                637,352
          Vanguard Windsor II Fund                                                    930,975
          Vanguard International Growth Portfolio                                     510,143
          Science Applications International Corporation Class A Common Stock       1,681,467


TRANSCORE RETIREMENT SAVINGS PLAN
SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
FORM 5500 - ITEM 27(A)


--------------------------------------------------------------------------------
December 31, 1996
--------------------------------------------------------------------------------

      Identify Of Issuer                         Description             Cost        Fair Value
-----------------------------------------     -------------------------------------------------
Vanguard Short-Term Federal Portfolio          11,282.287 shares     $  111,601     $  114,064

Vanguard GNMA Portfolio                        13,959.316 shares        138,170        142,664

Vanguard Long-Term Corporate                  101,845.745 shares        846,290        895,224

Vanguard Money Market Reserves                662,276.340 shares        662,276        662,276

Vanguard Wellesley Income Fund                 19,242.081 shares        355,147        394,655

Vanguard Wellington Fund                       77,944.573 shares      1,671,405      2,038,251

Vanguard Index 500 Portfolio                    9,215.616 shares        515,278        637,352

Vanguard Windsor II Fund                       39,067.348 shares        801,773        930,975

Vanguard International Growth Portfolio        30,992.865 shares        454,889        510,143

Science Applications International
         Corporation Class A Common Stock      73,651.647 shares      1,292,490      1,681,467

TRANSCORE RETIREMENT SAVINGS PLAN
SCHEDULE OF REPORTABLE TRANSACTIONS, FORM 5500 - ITEM 27(D)
SERIES OF SECURITY TRANSACTIONS OF THE SAME ISSUE
IN EXCESS OF FIVE PERCENT OF THE FAIR VALUE OF PLAN ASSETS


--------------------------------------------------------------------------------
Year Ended December 31, 1996
--------------------------------------------------------------------------------

                                                                                   Current Value
                                                                                   Of Assets On
                                        Description        Purchase                Transaction
       Identify of Party                  Of Asset          Price         Cost         Date
----------------------------------     ---------------     --------     --------   -------------
Science Applications International     Class A, common
         Corporation                   stock               $570,463     $570,463     $570,463